UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2016

CRYO-CELL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-23386	22-3023093
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

700 Brooker Creek Blvd., Suite 1800, Oldsmar, Florida	34677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 749-2100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 17, 2016, the Board of Directors of Cryo-Cell International, Inc. (the “Company”) amended Article III, paragraph 13 of the Company’s Bylaws.

Article III, paragraph 13 states the following:

13.	Removal.

Any director may be removed, with or without cause, at any time by the holders of a majority of the shares then entitled to vote at an election of directors.

A copy of the Company’s Amended Bylaws is attached as Exhibit 3.2 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit Number	Description

3.2	Amended Bylaws of Cryo-Cell International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cryo-Cell International, Inc.

DATE: March 18, 2016	By:	/s/ David Portnoy
David Portnoy
Chairman and Co-Chief Executive Officer